CONTINGENCY	12 Months Ended
Sep. 30, 2011
Commitments and Contingencies Disclosure [Abstract]
Contingencies Disclosure [Text Block]
NOTE 9	CONTINGENCY

On August 24, 2011 Ciris Energy, Inc. ("Ciris") filed a complaint against us and Mr. Song Jin, our President, Chief Technical Officer, a member of our Board of Directors and a shareholder, in the District Court of Larimer County, Colorado entitled Ciris Energy, Inc. v Song Jin, an individual and Next Fuel, Inc. (Case Number 2011CV1712) that alleged that we induced him to breach a non-competition agreement and a confidentiality agreement with his former employer.  On December 19, 2011, we received a settlement agreement from Ciris, which by its terms was effective November 17, 2011.  This settlement agreement has no monetary terms and Mr. Jin and Next Fuel admitted to no wrongdoing.  As part of the resolution of the lawsuit, Mr. Jin and Next Fuel agreed that Mr. Jin, for a period of four months ending March 17, 2012, and within the United States, The People’s Republic of China, and Indonesia, shall not be involved in any research, business development, marketing, strategic planning, project oversight and/or management, technology sales, grant preparation, or any other work related to the biological conversion of coal to methane.  The Colorado court retains jurisdiction over the law suit until the agreed restrictions are complied with.  Dr Jin will otherwise continue his normal duties as officer and director of Next Fuel.  Depriving us of Mr. Song Jin's services in this important part of our business could adversely affect our coal to methane operations in these countries.